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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2002

                           THE A CONSULTING TEAM, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)


         0-22945                                         13-3169913
-------------------------                    ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                    200 PARK AVENUE SOUTH, NEW YORK, NY 10003
             -----------------------------------------------------
                  (Address of Principal Executive Offices) (Zip
                                      Code)

                                 (212) 979-8228
             -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.

                        FINANCIAL STATEMENTS AND EXHIBITS

On July 19, 2002, The A Consulting Team, Inc. (the "Company" or "Registrant") filed a Current Report on Form 8-K with respect to the acquisition of all of the common stock of International Object Technology, Inc., a New Jersey corporation ("IOT"). Such Form 8-K was filed without the financial statements and pro forma financial information required by Items 210.3-05 (a) and (b) of Regulation S-X. This Current Report on Form 8-K/A provides such required information.



(a)      Financial Statements of the Business Acquired

Attached as Exhibit 7.1, are the audited financial statements of International Object Technology, Inc. as of December 31, 2001 and the year then ended, and the unaudited financial statements of International Object Technology, Inc. as of June 30, 2002 and 2001 and the six months then ended.

(b)      Pro Forma Financial Information

Attached as Exhibit 7.2, are the pro forma unaudited consolidated condensed balance sheets of the Company and International Object Technology, Inc. as of June 30, 2002 and pro forma unaudited consolidated condensed statement of operations for the year ended December 31, 2001 and the six months ended June 30, 2002, giving effect to the Company's acquisition on July 19, 2002 of all of the common stock of International Object Technology, Inc.

(c)    Exhibits

       EXHIBIT NO.                           EXHIBIT
       -----------                           --------

          7.1                 Financial Statements of the Business Acquired


          7.2                 Pro Forma Financial Information


          99.1                Consent of Independent Auditors



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   The A Consulting Team, Inc.


Dated: September 24, 2002                          By: /s/  Richard D. Falcone
                                                       ------------------------
                                                   Richard D. Falcone
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX



  EXHIBIT NO.                  EXHIBIT                                  PAGE NO.
  -----------                  -------                                  --------

      7.1           Financial Statements of the Business Acquired          5

      7.2           Pro Forma Financial Information                        21

     99.1           Consent of Independent Auditors                        34



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